Exhibit 16

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ James L. Bailey	Date: July 13, 2006
James L. Bailey

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Mariann Byerwalter	Date: July 13, 2006
Mariann Byerwalter

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ John D. Collins	Date: July 13, 2006
John D. Collins

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Rodman L. Drake	Date: July 13, 2006
Rodman L. Drake

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

/s/ Nils Hakansson	Date: July 13, 2006
Nils Hakansson

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Morrill Melton Hall, Jr.	Date: July 13, 2006
Morrill Melton Hall, Jr.

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William A. Hasler	Date: July 13, 2006
William A. Hasler

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Roger M. Lynch	Date: July 13, 2006
Roger M. Lynch

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall W. Merk	Date: July 13, 2006
Randall W. Merk

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

I, the undersigned director/trustee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (collectively, the “Companies”), do hereby constitute and appoint Koji Felton, Alice Schulman, Thomas Harman, Jennifer Leach, and Tim Levin, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N1-A of the Companies, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jonathan Piel	Date: July 13, 2006
Jonathan Piel